Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Basis of Presentation

Basis of presentation – The consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries for which the Company is deemed to exercise control over its operations. All significant intercompany transactions have been eliminated in consolidation. The Company’s investments in 20 percent to 50 percent-owned companies in which it has the ability to exercise significant influence over operating and financial policies are accounted for using the equity method of accounting. Accordingly, the Company’s share of the earnings of these companies is included in the accompanying consolidated statement of income.

Use of Estimates

Use of estimates – Accounting principles generally accepted in the U.S. require management to make estimates and judgments that affect the reported amounts of assets and liabilities and the disclosure of contingencies on the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Estimates have been prepared on the basis of the most current and best available information and actual results could differ materially from these estimates.

Foreign Currency Translation

Foreign currency translation – For consolidated entities outside of the U.S. that prepare financial statements in currencies other than the U.S. dollar, results of operations and cash flows are translated at average exchange rates during the period, and asset and liabilities are translated at end-of-period exchange rates. Cumulative translation adjustments are included as a separate component of accumulated other comprehensive loss in shareholders’ equity. Amounts credited (charged) to cumulative translation adjustments for intercompany loans totaled $(0.5) million in 2011, $7.2 million in 2010 and $12.7 million in 2009.

Foreign currency transaction gains and losses result from transactions denominated in a currency which is different than the currency used by the entity to prepare its financial statements. Foreign currency transaction losses were $0.5 million, $2.3 million and $1.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Revenue Recognition

Revenue recognition – The Company recognizes revenue when the risks and rewards of ownership and title to the product have transferred to the customer. Revenue recognition generally occurs at the point of shipment; however in certain circumstances as shipping terms dictate, revenue is recognized at the point of destination. Shipping and handling costs are included as a component of cost of sales.

The Company recognizes revenue related to the procurement of certain untreated railroad crossties upon transfer of title to the customer, which occurs upon delivery to the Company’s plant and acceptance by the customer. Service revenue, consisting primarily of wood treating services, is recognized at the time the service is provided. Payment on sales of untreated railroad crossties and wood treating services are generally due within 30 days of the invoice date. The Company’s recognition of revenue with respect to untreated crossties meets all the recognition criteria of Securities and Exchange Commission Staff Accounting Bulletin Topic 13.A.3., including transfer of title and risk of ownership, the existence of fixed purchase commitments and delivery schedules established by the customer, and the completion of all performance obligations by the Company. Revenue recognized for untreated crosstie sales for the years ended December 31, 2011, 2010 and 2009 amounted to $116.5 million, $106.4 million and $119.1 million, respectively.

Research & Development

Research & development – Research and development costs are expensed as incurred and are included in selling, general and administrative expenses. These costs totaled $1.9 million in 2011, $2.1 million in 2010 and $2.0 million in 2009.

Cash and Cash Equivalents	Cash and cash equivalents – Cash and cash equivalents include cash on hand and on deposit and investments in highly liquid investments with an original maturity of 90 days or less.
Accounts Receivable

Accounts receivable – The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. In circumstances where the Company becomes aware of a specific customer’s inability to meet its financial obligations to Koppers, a specific reserve for bad debts is recorded against amounts due. If the financial condition of the Company’s customers were to deteriorate, resulting in an inability to make payments, additional allowances may be required.

Inventories

Inventories – Inventories are carried at lower of cost or market on a worldwide basis. In the U.S., inventory cost (excluding miscellaneous types of inventory) is determined primarily utilizing the last-in, first-out (“LIFO”) basis. Inventory cost outside the U.S. is determined utilizing the first-in, first-out (“FIFO”) basis. Market represents replacement cost for raw materials and net realizable value for work in process and finished goods. LIFO inventories constituted approximately 59 percent of the FIFO inventory value at December 31, 2011 and 2010.

Property, Plant & Equipment

Property, plant & equipment – Property, plant and equipment are recorded at purchased cost and include improvements which significantly increase capacities or extend useful lives of existing plant and equipment. Depreciation expense is calculated by applying the straight-line method over estimated useful lives. Estimated useful lives for buildings generally range from 10 to 20 years and depreciable lives for machinery and equipment generally range from 3 to 10 years. Net gains and losses related to asset disposals are recognized in earnings in the period in which the disposal occurs. Routine repairs, replacements and maintenance are expensed as incurred.

The Company periodically evaluates whether current facts and circumstances indicate that the carrying value of its depreciable long-lived assets may not be recoverable. If an asset, or logical grouping of assets, is determined to be impaired, the asset is written down to its fair value using discounted future cash flows and, if available, quoted market prices.

Goodwill & Other Intangible Assets

Goodwill & other intangible assets – Goodwill and other purchased intangible assets are included in the identifiable assets of the business segment to which they have been assigned. The Company performs impairment tests annually for goodwill, and more often as circumstances require. When it is determined that impairment has occurred, an appropriate charge to earnings is recorded. The Company performed its annual impairment test in the fourth quarters of 2011 and 2010 and determined that the estimated fair values substantially exceeded the carrying values of all the reporting units and accordingly, there was no impairment of goodwill.

Identifiable intangible assets, other than goodwill, are recorded at cost. Identifiable intangible assets that do not have indefinite lives are amortized on a straight-line basis over their estimated useful lives.

Deferred Income Taxes

Deferred income taxes – Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. The effect on deferred tax assets and liabilities of a change in tax laws is recognized in earnings in the period the new laws are enacted. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless it is more likely than not that such assets will be realized. Deferred tax liabilities have not been recognized for the undistributed earnings of certain foreign subsidiaries because management intends to permanently reinvest such earnings in foreign operations.

Self-Insured Liabilities

Self-insured liabilities – The Company is self-insured for property, casualty and workers’ compensation exposures up to various stop-loss coverage amounts. Losses are accrued based upon the Company’s estimates of the liability for the related deductibles of claims incurred. Such estimates utilize actuarial methods based on various assumptions, which include but are not limited to, the Company’s historical loss experience and projected loss development factors. In 2011 and 2010, reversals of self-insured liabilities occurred as a result of favorable loss trends related to self-insured claims.

	2011	2010
(Dollars in millions)
Self-insured liabilities at beginning of year	$7.9	$12.1
Expense	2.1	2.5
Reversal of self-insured liabilities	(1.0)	(4.5)
Cash expenditures	(1.6)	(2.2)

Self-insured liabilities at end of year	$7.4	$7.9

Derivative Financial Instruments

Derivative financial instruments – The Company uses forward exchange contracts to hedge exposure to currency exchange rate changes on transactions and other commitments denominated in a foreign currency. Contracts are generally written on a short-term basis and are not held for trading or speculative purposes. The Company recognizes the fair value of the forward contracts as an asset or liability at each reporting date. Because the Company has not elected to designate the forward exchange contracts for hedge accounting treatment, changes in the fair value of the forward exchange contracts are recognized immediately in earnings.

During 2004, the Company entered into an interest rate swap agreement to convert the fixed rate on a portion ($50.0 million) of Koppers Inc.’s Senior Secured Notes to a floating rate based on six-month LIBOR rates plus a specified spread. On October 15, 2009 and concurrent with the redemption of the Senior Secured Notes, the swap was terminated which resulted in a gain of $1.6 million. The swap agreement required semiannual cash settlements of interest paid or received. The differential between the interest paid or interest received from semi-annual settlements were recorded as an adjustment to interest expense. The effect of the swap for the year ended December 31, 2009, including the gain on termination, was a decrease in interest expense of approximately $2.3 million.

The swap hedged the Company’s exposure related to changes in interest rates on the fair value of the Company’s fixed rate debt. The swap was accounted for as a fair value hedge and has been determined to have no ineffectiveness as the critical terms of the swap were aligned with the hedged item. Any changes in the fair value of the swap were offset by an equal and opposite change in the fair value of the hedged item; therefore there was no net impact on reported earnings.

Asset Retirement Obligations

Asset retirement obligations – Asset retirement obligations are initially recorded at fair value and are capitalized as part of the cost of the related long-lived asset when sufficient information is available to estimate fair value. The capitalized costs are subsequently charged to depreciation expense over the estimated useful life of the related long-lived asset. The fair value of the obligation is determined by calculating the discounted value of expected future cash flows and accretion expense is recorded each month to ultimately increase this obligation to full value.

The Company recognizes asset retirement obligations for the removal and disposal of residues; dismantling of certain tanks required by governmental authorities; cleaning and dismantling costs for owned rail cars; cleaning costs for leased rail cars and barges; and site demolition.

The following table describes changes to the Company’s asset retirement obligation liabilities at December 31, 2011 and 2010:

	2011	2010
(Dollars in millions)
Asset retirement obligation at beginning of year	$17.0	$16.6
Accretion expense	1.1	1.3
Revision in estimated cash flows	6.3	1.5
Cash expenditures	(3.1)	(2.4)
Acquisitions	0.0	0.3
Currency translation	0.0	(0.3)

Asset retirement obligation at end of year	$21.3	$17.0

In 2011, the Company incurred $6.2 million of expense related to the closure of its carbon black facility in Kurnell, Australia.

Litigation & Contingencies

Litigation & contingencies – Amounts associated with litigation and contingencies are accrued when management, after taking into consideration the facts and circumstances of each matter including any settlement offers, has determined that it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. Legal costs for litigation are expensed as incurred.

Other Current Assets	Other current assets – Included in other current assets are prepaid expenses totaling $9.9 million and $7.6 million at December 31, 2011 and December 31, 2010, respectively.
Environmental Liabilities

Environmental liabilities – The Company accrues for remediation costs and penalties when the responsibility to remediate is probable and the amount of related cost is reasonably estimable. If only a range of potential liability can be estimated and no amount within the range is more probable than another, the accrual is recorded at the low end of that range. Remediation liabilities are discounted if the amount and timing of the cash disbursements are readily determinable.

Deferred Revenue from Extended Product Warranty Liabilities

Deferred revenue from extended product warranty liabilities – The Company defers revenues associated with extended product warranty liabilities based on historical loss experience and sales of extended warranties on certain products. The following table describes changes to the Company’s deferred revenue at December 31, 2011 and 2010:

	2011	2010
(Dollars in millions)
Deferred revenue at beginning of year	$5.7	$6.7
Revenue earned	(0.9)	(1.0)

Deferred revenue at end of year	$4.8	$5.7

Stock-Based Compensation

Stock-based compensation – The Company records compensation cost over the vesting period for share-based payments to employees at an amount equivalent to the grant date fair value of the stock award. No compensation cost is recognized for any stock awards that are forfeited in the event the recipient fails to meet the vesting requirements.